UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      May 4, 2007
                                                    ----------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-21995                              06-1419064
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        (Commission File Number)           (IRS Employer Identification No.)

           15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                 06880-4214
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

        Attached as Exhibit 99.1 hereto, and incorporated herein by reference, is a letter, dated May 4, 2007, to the shareholders of First Aviation Services Inc. (the "Company") from the Company's Chairman and Chief Executive Officer.

Forward-Looking Statements

Certain statements discussed in the letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company's current expectations concerning future events and results. Such forward-looking statements, including those concerning the Company's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the Company's actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: the Company's ability to obtain parts and components from its principal suppliers on a timely basis; depressed domestic and international market and economic conditions; especially those currently facing the aviation industry as a whole, including terrorism and terrorism related impacts, the impact of changes in fuel and other freight related costs, major adverse weather related effects such as hurricanes impacting our customer base, relationships with its customers, the ability of the Company's customers to meet their financial obligations to the Company, the ability to obtain and service supply chain management contracts, changes in regulations or accounting standards, the ability to consummate suitable acquisitions and expand, the loss of the use of facilities and distribution hub in Southaven, MS, significant failure of our computer systems, telephony systems or networks, efforts to comply with section 404 of the Sarbanes-Oxley Act of 2002, and other items that are beyond the Company's control and may cause actual results to differ from management's expectations, In addition, specific consideration should be given to the various factors described in Item 1A, "Risk Factors", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations", and elsewhere in the Company's Annual Report on Form 10-K for the year ended January 31, 2007, and the various factors described in the letter. The Company undertakes no obligation to update any forward-looking statements or cautionary factors except as required by law.

        This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.              Description
-----------              -----------

99.1             Letter to Shareholders of First Aviation Services Inc., dated
                 May 4, 2007.





















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




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST AVIATION SERVICES INC.


                                 By:  /s/  Bill L. Reznicek
                                     ----------------------------------
                                     Name:  Bill L. Reznicek
                                     Title: Vice President and Chief Financial
                                            Officer



Date:  May 4, 2007















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



                          FIRST AVIATION SERVICES, INC.

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1              Letter to Shareholders of First Aviation Services Inc., dated
                  May 4, 2007.



























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